Exhibit 99.2

Supplemental Financial Information

Third Quarter 2022

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2021.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2022

This document is a financial supplement to our third quarter 2022 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, loss on the extinguishment of debt, transaction-related expenses/recoveries associated with the purchase of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations. We exclude the loss on the extinguishment of debt, e-TeleQuote transaction-related expenses/recoveries, and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results. We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares, which were ultimately redeemed at zero value. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,096,703	$3,133,860	$3,431,825	$3,056,395	$3,277,830	$3,191,154	$3,048,974	$2,981,598
Securities held to maturity	1,346,350	1,362,210	1,368,740	1,376,090	1,379,100	1,390,310	1,415,940	1,433,760
Total investments and cash	4,443,053	4,496,070	4,800,565	4,432,485	4,656,930	4,581,464	4,464,914	4,415,358
Due from reinsurers	4,273,904	4,345,483	4,239,510	4,278,322	4,268,419	4,240,481	4,069,039	4,033,897
Deferred policy acquisition costs	2,629,644	2,712,169	2,808,347	2,877,921	2,943,782	2,994,367	3,028,511	3,049,102
Goodwill	—	—	—	224,180	179,154	179,154	187,707	127,707
Other assets	899,165	921,236	925,621	1,330,620	1,274,946	1,242,457	1,219,847	1,209,471
Separate account assets	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891	2,358,987	2,206,608
Total assets	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813	$15,329,005	$15,042,143

Liabilities:
Future policy benefits	$6,790,557	$6,885,115	$6,984,272	$7,057,599	$7,138,649	$7,216,597	$7,276,278	$7,314,688
Other policy liabilities	984,612	1,020,349	977,373	1,054,925	1,103,642	1,108,047	999,789	1,005,195
Income taxes	223,496	235,233	204,197	260,264	241,311	217,326	164,971	129,347
Other liabilities	618,874	633,719	641,025	668,643	669,631	683,865	646,660	659,582
Debt obligations	374,415	374,511	499,606	514,702	607,102	598,303	592,504	592,705
Surplus note	1,345,772	1,361,648	1,368,194	1,375,559	1,378,585	1,389,811	1,415,457	1,433,293
Payable under securities lending	72,154	87,190	80,613	105,264	94,529	93,171	96,603	80,754
Separate account liabilities	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891	2,358,987	2,206,608
Total liabilities	13,069,401	13,236,666	13,501,107	13,709,563	14,033,442	14,004,011	13,551,249	13,422,171

Redeemable noncontrolling interest	$—	$—	$—	$7,631	$7,271	$4,616	$2,233	$(0)

Stockholders’ equity:
Common stock ($0.01 par value) (1)	393	394	394	395	394	388	378	370
Paid-in capital	(0)	8,138	12,880	17,454	5,224	(0)	(0)	(0)
Retained earnings	1,705,786	1,785,037	1,894,539	1,988,324	2,004,506	1,980,467	1,948,244	1,887,952
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)	(175,746)	(252,913)
Cumulative translation adjustment	1,578	6,570	13,960	8,068	8,611	11,769	2,648	(15,437)
Total stockholders’ equity (2)	1,835,885	1,877,192	2,018,764	2,098,941	2,082,510	1,926,185	1,775,524	1,619,971
Total liabilities and stockholders' equity	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813	$15,329,005	$15,042,143

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,835,885	$1,877,192	$2,018,764	$2,098,941	$2,082,510	$1,926,185	$1,775,524	$1,619,971
Less: Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)	(175,746)	(252,913)
Adjusted stockholders’ equity	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270	$1,872,885

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270
Net Income attributable to Primerica, Inc.	100,084	97,872	128,162	112,456	34,868	81,418	107,947	51,807
Shareholder dividends	(15,851)	(18,620)	(18,660)	(18,671)	(18,686)	(21,645)	(21,178)	(20,571)
Retirement of shares and warrants	(13,426)	(5,966)	(521)	(88)	(18,829)	(103,862)	(127,963)	(97,515)
Net foreign currency translation adjustment	16,398	4,992	7,390	(5,892)	543	3,158	(9,121)	(18,086)
Other, net	5,864	14,105	5,264	4,662	6,597	14,820	8,961	5,979
Balance, end of period	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270	$1,872,885

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367	$3,028,511
General expenses deferred	9,510	10,558	10,055	9,248	9,062	9,519	9,321	9,726
Commission costs deferred	128,084	134,188	136,085	129,287	124,515	123,739	119,794	119,734
Amortization of deferred policy acquisition costs	(53,342)	(66,105)	(54,286)	(62,214)	(68,575)	(86,063)	(85,379)	(90,925)
Foreign currency impact and other, net	12,984	3,884	4,324	(6,748)	858	3,390	(9,593)	(17,943)
Balance, end of period	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367	$3,028,511	$3,049,102

(1)
Outstanding common shares exclude restricted stock units.
(2)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q3	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	38,385,520	37,438,254	(2,122,532)	-5.4%	39,516,193	38,341,729	(1,174,464)	-3.0%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$51,807	$(60,649)	-53.9%	$338,489	$241,172	$(97,317)	-28.8%
Less income attributable to unvested participating securities	(417)	(525)	(458)	(141)	(337)	(477)	(244)	214	46.7%	(1,403)	(1,067)	336	23.9%
Net income used in computing basic EPS	$97,455	$127,636	$111,997	$34,728	$81,081	$107,470	$51,563	$(60,435)	-54.0%	$337,086	$240,105	$(96,981)	-28.8%
Basic earnings per share	$2.47	$3.23	$2.83	$0.88	$2.07	$2.80	$1.38	$(1.45)	-51.4%	$8.53	$6.26	$(2.27)	-26.6%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$113,928	$(4,780)	-4.0%	$345,193	$307,962	$(37,231)	-10.8%
Less operating income attributable to unvested participating securities	(414)	(530)	(484)	(472)	(345)	(490)	(537)	(53)	-11.0%	(1,431)	(1,362)	68	4.8%
Adjusted net operating income used in computing basic operating EPS	$96,715	$128,825	$118,224	$116,535	$82,988	$110,212	$113,391	$(4,833)	-4.1%	$343,762	$306,599	$(37,163)	-10.8%
Basic adjusted operating income per share	$2.45	$3.26	$2.99	$2.95	$2.12	$2.87	$3.03	$0.04	1.3%	$8.70	$8.00	$(0.70)	-8.1%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	38,385,520	37,438,254	(2,122,532)	-5.4%	39,516,193	38,341,729	(1,174,464)	-3.0%
Dilutive impact of contingently issuable shares	124,505	121,595	117,923	122,929	110,941	115,058	102,810	(15,113)	-12.8%	121,341	109,603	(11,738)	-9.7%
Shares used to calculate diluted EPS	39,580,453	39,652,286	39,678,709	39,691,399	39,331,944	38,500,578	37,541,064	(2,137,645)	-5.4%	39,637,534	38,451,332	(1,186,202)	-3.0%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$51,807	$(60,649)	-53.9%	$338,489	$241,172	$(97,317)	-28.8%
Less income attributable to unvested participating securities	(416)	(524)	(457)	(140)	(337)	(476)	(244)	213	46.7%	(1,399)	(1,065)	335	23.9%
Net income used in computing diluted EPS	$97,456	$127,638	$111,998	$34,728	$81,081	$107,471	$51,563	$(60,435)	-54.0%	$337,090	$240,107	$(96,982)	-28.8%
Diluted earnings per share	$2.46	$3.22	$2.82	$0.87	$2.06	$2.79	$1.37	$(1.45)	-51.3%	$8.50	$6.24	$(2.26)	-26.6%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$113,928	$(4,780)	-4.0%	$345,193	$307,962	$(37,231)	-10.8%
Less operating income attributable to unvested participating securities	(413)	(529)	(483)	(471)	(344)	(488)	(536)	(53)	-11.0%	(1,427)	(1,359)	68	4.7%
Adjusted net operating income used in computing diluted operating EPS	$96,717	$128,827	$118,225	$116,536	$82,988	$110,213	$113,392	$(4,833)	-4.1%	$343,766	$306,602	$(37,163)	-10.8%
Diluted adjusted operating income per share	$2.44	$3.25	$2.98	$2.94	$2.11	$2.86	$3.02	$0.04	1.4%	$8.67	$7.97	$(0.70)	-8.1%

YOY Q3	YOY YTD
Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,856,539	$1,947,978	$2,058,852	$2,090,726	$2,004,348	$1,850,855	$1,697,748	$(361,105)	-17.5%	$1,954,456	$1,850,983	$(103,473)	-5.3%
Average adjusted stockholders' equity (1)	$1,753,948	$1,860,956	$1,968,007	$2,016,488	$2,005,679	$1,971,947	$1,912,077	$(55,930)	-2.8%	$1,860,971	$1,963,235	$102,264	5.5%

Net income attributable to Primerica, Inc. return on stockholders' equity	21.1%	26.3%	21.8%	6.7%	16.2%	23.3%	12.2%	-9.6%	nm	23.1%	17.4%	-5.7%	nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.3%	27.5%	22.9%	6.9%	16.2%	21.9%	10.8%	-12.0%	nm	24.3%	16.4%	-7.9%	nm

Adjusted net operating income return on adjusted stockholders' equity	22.2%	27.8%	24.1%	23.2%	16.6%	22.5%	23.8%	-0.3%	nm	24.7%	20.9%	-3.8%	nm

Capital Structure
Debt-to-capital (2)	16.6%	19.8%	19.7%	22.6%	23.7%	25.0%	26.8%	7.1%	nm	19.7%	26.8%	7.1%	nm
Debt-to-capital, excluding AOCI (2)	17.3%	20.8%	20.4%	23.2%	23.2%	23.3%	23.9%	3.5%	nm	20.4%	23.9%	3.5%	nm

Cash and invested assets to stockholders' equity	2.4	x	2.4	x	2.1	x	2.2	x	2.4	x	2.5	x	2.7	x	0.6	x	nm	2.1	x	2.7	x	0.6	x	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.5	x	2.2	x	2.3	x	2.3	x	2.3	x	2.4	x	0.2	x	nm	2.2	x	2.4	x	0.2	x	nm

Share count, end of period (3)	39,414,085	39,443,561	39,470,748	39,367,754	38,751,885	37,768,052	37,026,600	(2,444,148)	-6.2%	39,470,748	37,026,600	(2,444,148)	-6.2%
Adjusted stockholders' equity per share	$45.67	$48.72	$51.03	$51.28	$51.42	$51.66	$50.58	$(0.45)	-0.9%	$51.03	$50.58	$(0.45)	-0.9%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1	A1	A1	A1	A1	A1	A1	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.
(2)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)
Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$762,227	$780,299	$785,277	$794,344	$798,666	$808,894	$810,079	$24,802	3.2%	$2,327,804	$2,417,639	$89,835	3.9%
Ceded premiums	(395,973)	(413,850)	(401,295)	(405,147)	(399,885)	(419,048)	(404,870)	(3,576)	-0.9%	(1,211,117)	(1,223,804)	(12,687)	-1.0%
Net premiums	366,254	366,450	383,983	389,197	398,781	389,846	405,209	21,226	5.5%	1,116,687	1,193,836	77,149	6.9%
Net investment income	20,052	20,535	20,000	20,001	18,905	21,284	24,346	4,346	21.7%	60,588	64,535	3,947	6.5%
Commissions and fees:
Sales-based (1)	98,112	104,716	95,229	103,451	103,242	88,701	67,962	(27,267)	-28.6%	298,057	259,905	(38,153)	-12.8%
Asset-based (2)	101,241	108,490	113,558	118,015	113,112	108,101	107,483	(6,074)	-5.3%	323,288	328,696	5,407	1.7%
Account-based (3)	21,120	21,848	21,456	22,514	21,541	22,592	22,910	1,454	6.8%	64,424	67,043	2,619	4.1%
Other commissions and fees	13,571	15,635	39,553	44,304	13,905	21,294	27,113	(12,441)	-31.5%	68,759	62,312	(6,446)	-9.4%
Investment (losses) gains	1,766	701	1,410	1,995	751	(1,892)	(2,699)	(4,109)	nm	3,876	(3,841)	(7,717)	nm
Other, net	15,595	16,313	18,051	24,616	20,988	18,755	20,964	2,914	16.1%	49,958	60,708	10,750	21.5%
Total revenues	637,711	654,687	693,240	724,094	691,225	668,681	673,288	(19,952)	-2.9%	1,985,638	2,033,194	47,556	2.4%
Benefits and expenses:
Benefits and claims	183,789	168,347	183,425	187,192	187,069	153,257	171,293	(12,132)	-6.6%	535,561	511,619	(23,942)	-4.5%
Amortization of DAC	66,105	54,286	62,214	68,575	86,063	85,379	90,925	28,711	46.1%	182,604	262,367	79,763	43.7%
Insurance commissions	8,740	8,838	8,412	8,542	7,721	7,594	7,666	(746)	-8.9%	25,990	22,982	(3,008)	-11.6%
Insurance expenses	48,766	48,579	51,901	53,359	59,509	59,461	57,552	5,651	10.9%	149,246	176,522	27,276	18.3%
Sales commissions:
Sales-based (1)	68,594	73,629	67,745	77,390	74,606	63,403	48,775	(18,970)	-28.0%	209,969	186,784	(23,185)	-11.0%
Asset-based (2)	46,866	50,488	53,233	55,614	53,366	50,876	51,549	(1,684)	-3.2%	150,587	155,791	5,204	3.5%
Other sales commissions	6,434	7,185	8,290	6,839	5,952	5,484	5,592	(2,698)	-32.5%	21,908	17,028	(4,881)	-22.3%
Interest expense	7,145	7,141	7,529	8,804	6,853	6,814	6,802	(727)	-9.7%	21,814	20,469	(1,345)	-6.2%
Contract acquistion costs (4)	—	—	23,524	29,264	20,649	19,384	13,446	(10,079)	-42.8%	23,524	53,479	29,955	127.3%
Other operating expenses	72,964	66,730	79,866	77,292	86,434	79,728	73,790	(6,076)	-7.6%	219,559	239,952	20,392	9.3%
Goodwill impairment	—	—	—	76,000	—	—	60,000	60,000	#DIV/0!	—	60,000	60,000	#DIV/0!
Loss on extinguishment of debt	—	—	—	8,927	—	—	—	—	#DIV/0!	—	—	—	#DIV/0!
Total benefits and expenses	509,403	485,222	546,138	657,797	588,222	531,381	587,389	41,251	7.6%	1,540,763	1,706,992	166,228	10.8%
Income before income taxes	128,308	169,465	147,102	66,296	103,003	137,300	85,899	(61,202)	-41.6%	444,875	326,203	(118,672)	-26.7%
Income taxes	30,437	41,304	35,663	31,788	24,239	31,737	34,092	(1,570)	-4.4%	107,403	90,069	(17,334)	-16.1%
Net income	97,872	128,162	111,439	34,508	78,764	105,563	51,807	(59,632)	-53.5%	337,472	236,134	(101,338)	-30.0%
Net income attributable to noncontrolling interests	—	—	(1,017)	(360)	(2,654)	(2,384)	—	1,017	100.0%	(1,017)	(5,038)	(4,021)	nm
Net Income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$51,807	$(60,649)	-53.9%	$338,489	$241,172	$(97,317)	-28.8%

Income Before Income Taxes by Segment
Term Life	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$111,763	$4,175	3.9%	$312,602	$323,218	$10,616	3.4%
Investment & Savings Products	63,363	71,154	69,369	70,699	64,560	58,975	58,377	(10,992)	-15.8%	203,886	181,912	(21,974)	-10.8%
Senior Health	—	—	(8,489)	(76,561)	(23,085)	(16,150)	(63,723)	(55,234)	nm	(8,489)	(102,959)	(94,470)	nm
Corporate & Other Distributed Products	(23,290)	(18,467)	(21,367)	(29,861)	(30,048)	(25,403)	(20,518)	849	4.0%	(63,124)	(75,969)	(12,845)	-20.3%
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$137,300	$85,899	$(61,202)	-41.6%	$444,875	$326,203	$(118,672)	-26.7%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$804,586	$25,096	3.2%	$2,310,504	$2,401,293	$90,789	3.9%
Less: Premiums ceded to IPO Coinsurers	249,944	246,874	241,439	239,828	234,614	231,805	226,869	(14,570)	-6.0%	738,257	693,288	(44,969)	-6.1%
Term Life adjusted direct premiums	$506,570	$527,626	$538,051	$549,496	$558,640	$571,648	$577,717	$39,666	7.4%	$1,572,247	$1,708,005	$135,758	8.6%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(394,550)	$(412,028)	$(399,835)	$(403,184)	$(398,446)	$(417,406)	$(403,416)	$(3,581)	-0.9%	$(1,206,413)	$(1,219,268)	$(12,855)	-1.1%
Less: Premiums ceded to IPO Coinsurers	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	(231,805)	(226,869)	14,570	6.0%	(738,257)	(693,288)	44,969	6.1%
Term Life other ceded premiums	$(144,606)	$(165,154)	$(158,397)	$(163,356)	$(163,832)	$(185,601)	$(176,548)	$(18,151)	-11.5%	$(468,156)	$(525,981)	$(57,824)	-12.4%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$20,052	$20,535	$20,000	$20,001	$18,905	$21,284	$24,346	$4,346	21.7%	$60,588	$64,535	$3,947	6.5%
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	nm	nm	(1,603)	(3,421)	nm	nm
Adjusted net investment income	$20,845	$20,705	$20,640	$20,900	$21,004	$22,538	$24,414	$3,774	18.3%	$62,191	$67,956	$5,765	9.3%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$72,964	$66,730	$79,866	$77,292	$86,434	$79,728	$73,790	$(6,076)	-7.6%	$219,559	$239,952	$20,392	9.3%
Less: eTeleQuote transaction-related costs	—	2,109	10,027	812	900	(2,892)	—	nm	nm	12,136	(1,992)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	(1,004)	(739)	256	3,328	—	nm	nm	(1,004)	3,584	nm	nm
Adjusted other operating expenses	$72,964	$64,620	$70,843	$77,219	$85,278	$79,292	$73,790	$2,946	4.2%	$208,427	$238,360	$29,933	14.4%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$637,711	$654,687	$693,240	$724,094	$691,225	$668,681	$673,288	$(19,952)	-2.9%	$1,985,638	$2,033,194	$47,556	2.4%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	nm	nm	3,876	(3,841)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	nm	nm	(1,603)	(3,421)	nm	nm
Adjusted operating revenues	$636,738	$654,156	$692,470	$722,998	$692,573	$671,827	$676,056	$(16,415)	-2.4%	$1,983,365	$2,040,456	$57,091	2.9%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$137,300	$85,899	$(61,202)	-41.6%	$444,875	$326,203	$(118,672)	-26.7%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	nm	nm	3,876	(3,841)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	nm	nm	(1,603)	(3,421)	nm	nm
Less: eTeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	2,892	—	nm	nm	(12,136)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	(3,328)	—	nm	nm	1,004	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	(3,129)	—	nm	nm	(1,465)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	—	(60,000)	nm	nm	—	(60,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	—	nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$127,335	$171,044	$156,819	$150,740	$109,175	$144,011	$148,667	$(8,152)	-5.2%	$455,198	$401,853	$(53,345)	-11.7%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$97,872	$128,162	$111,439	$34,508	$78,764	$105,563	$51,807	$(59,632)	-53.5%	$337,472	$236,134	$(101,338)	-30.0%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	nm	nm	3,876	(3,841)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	nm	nm	(1,603)	(3,421)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	2,892	—	nm	nm	(12,136)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	(3,328)	—	nm	nm	1,004	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	(3,129)	—	nm	nm	(1,465)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	—	(60,000)	nm	nm	—	(60,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	—	nm	nm	—	—	nm	nm
Less: Tax impact of reconciling items	(231)	385	2,449	1,945	1,603	1,573	647	nm	nm	2,602	3,823	nm	nm
Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$113,928	$(4,780)	-4.0%	$345,193	$307,962	$(37,231)	-10.8%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	na	na	$(8,489)	$(76,561)	$(23,085)	$(16,150)	$(63,723)	$(55,234)	nm	$(8,489)	$(102,959)	$(94,470)	nm
Less: e-TeleQuote transaction-related costs	na	na	(417)	(389)	(399)	(66)	—	nm	nm	(417)	(465)	nm	nm
Less: Noncontrolling interest	na	na	(1,465)	(540)	(3,668)	(3,129)	—	nm	nm	(1,465)	(6,797)	nm	nm
Less: Goodwill impairment	na	na	—	(76,000)	—	—	(60,000)	nm	nm	—	(60,000)	nm	nm
Adjusted operating income before income taxes	na	na	$(6,608)	$369	$(19,018)	$(12,955)	$(3,723)	$2,884	43.7%	$(6,608)	$(35,696)	$(29,089)	nm

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,290)	$(18,467)	$(21,367)	$(29,861)	$(30,048)	$(25,403)	$(20,518)	$849	4.0%	$(63,124)	$(75,969)	$(12,845)	-20.3%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	nm	nm	3,876	(3,841)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	nm	nm	(1,603)	(3,421)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(9,610)	(423)	(501)	2,958	—	nm	nm	(11,719)	2,458	nm	nm
Less: Equity comp for awards exchanged during acquistion	—	—	1,004	739	(256)	(3,328)	—	nm	nm	1,004	(3,584)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	—	nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(21,887)	$(17,750)	$(4,219)	-31.2%	$(54,682)	$(67,581)	$(12,898)	-23.6%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$804,586	$25,096	3.2%	$2,310,504	$2,401,293	$90,789	3.9%
Premiums ceded to IPO coinsurers (1)	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	(231,805)	(226,869)	14,570	6.0%	(738,257)	(693,288)	44,969	6.1%
Adjusted direct premiums (2)	506,570	527,626	538,051	549,496	558,640	571,648	577,717	39,666	7.4%	1,572,247	1,708,005	135,758	8.6%
Other ceded premiums (3)	(144,606)	(165,154)	(158,397)	(163,356)	(163,832)	(185,601)	(176,548)	(18,151)	-11.5%	(468,156)	(525,981)	(57,824)	-12.4%
Net premiums	361,964	362,472	379,654	386,140	394,808	386,047	401,169	21,515	5.7%	1,104,090	1,182,024	77,934	7.1%
Allocated net investment income	8,253	8,751	9,320	10,162	11,445	12,286	13,241	3,922	42.1%	26,324	36,973	10,649	40.5%
Other, net	11,810	12,315	12,476	12,369	12,175	12,374	13,419	943	7.6%	36,601	37,968	1,367	3.7%
Revenues	382,028	383,537	401,450	408,672	418,428	410,707	427,830	26,379	6.6%	1,167,016	1,256,965	89,950	7.7%

Benefits and expenses:
Benefits and claims	178,963	162,488	179,696	182,749	182,903	148,977	167,356	(12,340)	-6.9%	521,148	499,237	(21,911)	-4.2%
Amortization of DAC	62,584	52,235	59,287	67,344	81,883	79,668	88,275	28,989	48.9%	174,106	249,826	75,720	43.5%
Insurance commissions	4,869	4,785	4,345	4,458	3,793	3,854	3,964	(381)	-8.8%	13,999	11,612	(2,387)	-17.1%
Insurance expenses	47,375	47,252	50,534	52,102	58,272	58,329	56,471	5,937	11.7%	145,160	173,072	27,912	19.2%
Benefits and expenses	293,792	266,760	293,862	306,652	326,851	290,829	316,066	22,205	7.6%	854,414	933,747	79,334	9.3%
Income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$111,763	$4,175	3.9%	$312,602	$323,218	$10,616	3.4%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$401,106	$420,865	$431,022	$440,490	$448,657	$460,061	$465,354	$34,332	8.0%	$1,252,993	$1,374,072	$121,079	9.7%
Pre-IPO direct premiums (5)	355,408	353,635	348,468	348,834	344,597	343,392	339,232	(9,236)	-2.7%	1,057,511	1,027,221	(30,290)	-2.9%
Total direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$804,586	$25,096	3.2%	$2,310,504	$2,401,293	$90,789	3.9%

Premiums ceded to IPO coinsurers	$249,944	$246,874	$241,439	$239,828	$234,614	$231,805	$226,869	$(14,570)	-6.0%	$738,257	$693,288	$(44,969)	-6.1%
% of Pre-IPO direct premiums	70.3%	69.8%	69.3%	68.8%	68.1%	67.5%	66.9%	nm	nm	69.8%	67.5%	nm	nm

Benefits and claims, net (6)	$323,569	$327,642	$338,093	$346,105	$346,735	$334,578	$343,904	$5,811	1.7%	$989,304	$1,025,217	$35,913	3.6%
% of adjusted direct premiums	63.9%	62.1%	62.8%	63.0%	62.1%	58.5%	59.5%	nm	nm	62.9%	60.0%	nm	nm

DAC amortization & insurance commissions	$67,454	$57,020	$63,632	$71,802	$85,676	$83,523	$92,239	$28,608	45.0%	$188,106	$261,438	$73,333	39.0%
% of adjusted direct premiums	13.3%	10.8%	11.8%	13.1%	15.3%	14.6%	16.0%	nm	nm	12.0%	15.3%	nm	nm

Insurance expenses, net (7)	$35,565	$34,937	$38,057	$39,732	$46,097	$45,955	$43,052	$4,995	13.1%	$108,559	$135,104	$26,545	24.5%
% of adjusted direct premiums	7.0%	6.6%	7.1%	7.2%	8.3%	8.0%	7.5%	nm	nm	6.9%	7.9%	nm	nm

Total Term Life income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$111,763	$4,175	3.9%	$312,602	$323,218	$10,616	3.4%
Term Life operating margin (8)	17.4%	22.1%	20.0%	18.6%	16.4%	21.0%	19.3%	nm	nm	19.9%	18.9%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	134,907	132,030	132,041	130,023	129,515	130,206	132,149	108	0.1%	134,907	129,515	(5,392)	-4.0%
New life-licensed representatives	10,833	10,112	9,381	9,296	9,983	11,529	12,518	3,137	33.4%	30,326	34,030	3,704	12.2%
Non-renewal and terminated representatives	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)	(10,354)	1,045	9.2%	(35,210)	(29,232)	5,978	17.0%
Life-insurance licensed sales force, end of period	132,030	132,041	130,023	129,515	130,206	132,149	134,313	4,290	3.3%	130,023	134,313	4,290	3.3%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3	$68.0	$(2.7)	-3.8%	$227.8	$205.9	$(22.0)	-9.6%
Additions and increases in premium	18.0	20.3	19.5	19.1	18.4	20.6	19.5	(0.1)	-0.3%	57.9	58.5	0.6	1.0%
Total estimated annualized issued term life premium	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9	$87.5	$(2.7)	-3.0%	$285.7	$264.3	$(21.4)	-7.5%

Issued term life policies	82,667	90,071	75,914	75,203	71,324	76,946	71,104	(4,810)	-6.3%	248,652	219,374	(29,278)	-11.8%
Estimated average annualized issued term life premium per policy (1)(2)	$901	$917	$931	$923	$918	$940	$957	$26	2.8%	$916	$938	$22	2.4%

Term life face amount in-force, beginning of period ($mills)	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$27,918	3.1%	$858,818	$903,404	$44,586	5.2%
Issued term life face amount (3)	26,643	29,981	26,219	25,678	24,773	27,651	26,049	(170)	-0.6%	82,843	78,472	(4,371)	-5.3%
Terminated term life face amount	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)	(21,033)	(4,792)	-29.5%	(48,187)	(60,117)	(11,930)	-24.8%
Foreign currency impact, net	1,422	1,602	(2,480)	319	1,242	(3,547)	(6,669)	(4,189)	nm	544	(8,974)	(9,518)	nm
Term life face amount in-force, end of period	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785	$18,767	2.1%	$894,018	$912,785	$18,767	2.1%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$98,112	$104,716	$95,229	$103,451	$103,242	$88,701	$67,962	$(27,267)	-28.6%	$298,057	$259,905	$(38,153)	-12.8%
Asset-based	101,241	108,490	113,558	118,015	113,112	108,101	107,483	(6,074)	-5.3%	323,288	328,696	5,407	1.7%
Account-based	21,120	21,848	21,456	22,514	21,541	22,592	22,910	1,454	6.8%	64,424	67,043	2,619	4.1%
Other, net	2,949	2,958	3,094	3,096	3,144	3,022	3,342	248	8.0%	9,001	9,508	506	5.6%
Revenues	223,422	238,012	233,337	247,076	241,039	222,416	201,697	(31,640)	-13.6%	694,772	665,152	(29,620)	-4.3%

Benefits and expenses:
Amortization of DAC	3,275	1,786	2,580	1,027	3,925	5,463	2,222	(357)	-13.8%	7,641	11,610	3,970	52.0%
Insurance commissions	3,572	3,747	3,747	3,839	3,646	3,450	3,419	(328)	-8.8%	11,065	10,514	(551)	-5.0%
Sales commissions:
Sales-based	68,594	73,629	67,745	77,390	74,606	63,403	48,775	(18,970)	-28.0%	209,969	186,784	(23,185)	-11.0%
Asset-based	46,866	50,488	53,233	55,614	53,366	50,876	51,549	(1,684)	-3.2%	150,587	155,791	5,204	3.5%
Other operating expenses	37,752	37,207	36,664	38,507	40,936	40,249	37,355	691	1.9%	111,623	118,540	6,917	6.2%
Benefits and expenses	160,060	166,858	163,968	176,377	176,479	163,440	143,320	(20,648)	-12.6%	490,886	483,240	(7,646)	-1.6%
Income before income taxes	$63,363	$71,154	$69,369	$70,699	$64,560	$58,975	$58,377	$(10,992)	-15.8%	$203,886	$181,912	$(21,974)	-10.8%

Financial Analysis

Fees paid based on client asset values (1)	$6,964	$7,535	$7,891	$8,482	$8,037	$7,917	$7,980	$89	1.1%	$22,390	$23,934	$1,545	6.9%
Fees paid based on fee-generating positions (2)	10,451	10,021	9,128	9,852	10,948	9,974	9,486	359	3.9%	29,600	30,408	808	2.7%
Other operating expenses	20,337	19,652	19,645	20,172	21,951	22,358	19,889	244	1.2%	59,634	64,198	4,564	7.7%
Total other operating expenses	$37,752	$37,207	$36,664	$38,507	$40,936	$40,249	$37,355	$691	1.9%	$111,623	$118,540	$6,917	6.2%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.29%	1.28%	1.25%	1.11%	1.20%	1.27%	1.23%	nm	nm	1.27%	1.23%	nm	nm
Canada	1.05%	0.96%	0.92%	0.65%	1.00%	0.78%	0.32%	nm	nm	0.98%	0.83%	nm	nm
Total	1.25%	1.23%	1.20%	1.05%	1.16%	1.21%	1.17%	nm	nm	1.23%	1.18%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.039%	0.039%	0.040%	0.039%	0.040%	0.042%	nm	nm	0.117%	0.120%	nm	nm
Canada	0.103%	0.112%	0.106%	0.115%	0.091%	0.078%	0.099%	nm	nm	0.321%	0.267%	nm	nm
Total	0.049%	0.050%	0.050%	0.052%	0.047%	0.046%	0.051%	nm	nm	0.149%	0.143%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.77	$4.08	$4.17	$4.22	$3.48	$4.08	$4.31	nm	nm	$12.03	$11.89	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,261.9	$1,336.1	$1,247.8	$1,300.3	$1,298.6	$1,151.4	$931.8	$(316.0)	-25.3%	$3,845.8	$3,381.8	$(464.0)	-12.1%
Canada Retail Mutual Funds	424.0	357.0	314.8	343.0	437.6	250.6	112.2	(202.5)	-64.3%	1,095.8	800.5	(295.3)	-26.9%
Indexed Annuities	55.5	62.8	51.9	60.1	57.5	70.2	55.8	3.9	7.5%	170.1	183.4	13.3	7.8%
Variable Annuities and other	627.1	767.6	668.7	782.2	668.4	617.3	542.5	(126.1)	-18.9%	2,063.3	1,828.2	(235.1)	-11.4%
Total sales-based revenue generating product sales	2,368.4	2,523.4	2,283.1	2,485.7	2,462.1	2,089.5	1,642.3	(640.8)	-28.1%	7,175.0	6,193.9	(981.1)	-13.7%
Managed Accounts	330.1	381.8	387.5	406.3	453.7	451.3	319.6	(67.8)	-17.5%	1,099.3	1,224.7	125.4	11.4%
Canada Retail Mutual Funds - no upfront sales comm	79.8	82.9	76.3	78.9	82.2	97.5	157.9	81.6	106.9%	239.0	337.7	98.6	41.3%
Segregated Funds	75.1	52.2	43.5	48.2	67.3	51.3	41.6	(1.9)	-4.4%	170.8	160.2	(10.6)	-6.2%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5	$(629.0)	-22.5%	$8,684.1	$7,916.4	$(767.7)	-8.8%

Total Canada Retail Mutual Funds	$503.9	$439.9	$391.1	$421.9	$519.9	$348.1	$270.2	$(120.9)	-30.9%	$1,334.8	$1,138.2	$(196.6)	-14.7%
Segregated Funds	75.1	52.2	43.5	48.2	67.3	51.3	41.6	(1.9)	-4.4%	170.8	160.2	(10.6)	-6.2%
Total Canada product sales	579.0	492.0	434.6	470.0	587.1	399.4	311.8	(122.9)	-28.3%	1,505.6	1,298.3	(207.3)	-13.8%
Total U.S. product sales	2,274.5	2,548.2	2,355.8	2,549.0	2,478.2	2,290.1	1,849.7	(506.1)	-21.5%	7,178.5	6,618.1	(560.4)	-7.8%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5	$(629.0)	-22.5%	$8,684.1	$7,916.4	$(767.7)	-8.8%

Client asset values, beginning of period ($mills)	$81,533	$85,888	$91,735	$91,765	$97,312	$93,708	$82,291	$(9,444)	-10.3%	$81,533	$97,312	$15,779	19.4%
Inflows	2,853	3,040	2,790	3,019	3,065	2,690	2,161	(629)	-22.5%	8,684	7,916	(768)	-8.8%
Outflows (1)	(1,759)	(1,826)	(1,756)	(1,819)	(1,900)	(1,797)	(1,447)	309	17.6%	(5,341)	(5,144)	198	3.7%
Net flows	1,095	1,214	1,034	1,200	1,166	893	714	(320)	-30.9%	3,343	2,773	(570)	nm
Foreign currency impact, net	172	200	(323)	42	171	(474)	(802)	(478)	-148.0%	49	(1,105)	(1,154)	nm
Change in market value, net and other (2)	3,088	4,433	(681)	4,306	(4,941)	(11,836)	(3,466)	(2,785)	nm	6,840	(20,243)	(27,083)	nm
Client asset values, end of period	$85,888	$91,735	$91,765	$97,312	$93,708	$82,291	$78,737	$(13,028)	-14.2%	$91,765	$78,737	$(13,028)	-14.2%
Annualized net flows as % of beginning of period asset values	5.4%	5.7%	4.5%	5.2%	4.8%	3.8%	3.5%	-1.0%	nm	5.5%	3.8%	-1.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$41,161	$44,398	$46,113	$47,139	$46,429	$42,870	$40,331	$(5,782)	-12.5%	$43,890	$43,210	$(681)	-1.6%
Canada Retail Mutual Funds	10,268	11,256	11,667	11,984	12,119	11,539	10,840	(827)	-7.1%	11,064	11,499	435	3.9%
Managed Accounts	5,295	5,915	6,362	6,772	7,077	6,960	6,817	455	7.1%	5,857	6,951	1,094	18.7%
Indexed Annuities	2,495	2,541	2,585	2,620	2,650	2,677	2,696	111	4.3%	2,540	2,675	134	5.3%
Variable Annuities and other	21,291	22,554	23,193	23,567	23,218	21,431	20,269	(2,924)	-12.6%	22,346	21,639	(707)	-3.2%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	2,517	2,368	(364)	-13.3%	2,689	2,532	(157)	-5.8%
Total	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320	$(9,332)	-10.1%	$88,387	$88,506	$119	0.1%

Canada Retail Mutual Funds	$10,268	$11,256	$11,667	$11,984	$12,119	$11,539	$10,840	$(827)	-7.1%	$11,064	$11,499	$435	3.9%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	2,517	2,368	(364)	-13.3%	2,689	2,532	(157)	-5.8%
Total Canada average client assets	12,890	13,969	14,399	14,711	14,829	14,056	13,208	(1,192)	-8.3%	13,753	14,031	278	2.0%
Total U.S. average client assets	70,241	75,409	78,252	80,098	79,374	73,938	70,112	(8,140)	-10.4%	74,634	74,475	(159)	-0.2%
Total average client assets	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320	$(9,332)	-10.1%	$88,387	$88,506	$119	0.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,115	2,159	2,192	2,218	2,243	2,277	2,295	104	4.7%	2,155	2,272	117	5.4%
Recordkeeping only	714	741	762	780	797	812	820	58	7.6%	739	810	71	9.6%
Total	2,830	2,899	2,954	2,998	3,040	3,089	3,115	162	5.5%	2,894	3,082	188	6.5%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q3	YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$21,558	$29,345	$1,278	$9,343	$14,601	$(6,958)	-32.3%	$21,558	$25,222	$3,664	17.0%
Other, net (2)	1,378	8,159	4,553	2,471	2,583	1,204	87.4%	1,378	9,606	8,228	nm
Revenues	22,937	37,504	5,831	11,814	17,183	(5,753)	-25.1%	22,937	34,828	11,891	51.8%

Benefits and expenses:
Contract acquisition costs (3)	23,524	29,264	20,649	19,384	13,446	(10,079)	-42.8%	23,524	53,479	29,955	127.3%
Adjusted other operating expenses	7,485	8,411	7,868	8,514	7,461	(24)	-0.3%	7,485	23,842	16,358	nm
Adjusted operating benefits and expenses	31,009	37,675	28,517	27,898	20,907	(10,102)	-32.6%	31,009	77,321	46,312	149.4%

Adjusted operating income before income taxes including NCI	$(8,072)	$(171)	$(22,686)	$(16,084)	$(3,723)	$4,349	53.9%	$(8,072)	$(42,493)	$(34,421)	nm
Non-controlling interest before income taxes	(1,465)	(540)	(3,668)	(3,129)	—	1,465	100.0%	(1,465)	(6,797)	(5,332)	nm
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(6,608)	$369	$(19,018)	$(12,955)	$(3,723)	$2,884	43.7%	$(6,608)	$(35,696)	$(29,089)	nm

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(8,072)	$(171)	$(22,686)	$(16,084)	$(3,723)	$4,349	53.9%	$(8,072)	$(42,493)	$(34,421)	nm
Less: Amortization of intangibles	(2,900)	(2,900)	(2,600)	(2,800)	(2,800)	100	3.4%	(2,900)	(8,200)	(5,300)	nm
Less: Depreciation	(244)	(249)	(245)	(226)	(221)	24	9.7%	(244)	(691)	(447)	nm
Adjusted EBITDA (Including non-controlling interest) (4)	$(4,928)	$2,978	$(19,841)	$(13,058)	$(703)	$4,225	85.7%	$(4,928)	$(33,602)	$(28,674)	nm

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	20,867	39,142	26,231	19,652	16,095	(4,772)	-22.9%	20,867	61,978	41,111	nm
Senior Health approved policies (6)	18,276	32,047	23,594	17,925	14,862	(3,414)	-18.7%	18,276	56,381	38,105	nm

Primerica representatives Senior Health certified	17,588	26,441	42,147	60,412	83,280	65,692	nm	17,588	83,280	65,692	nm
Senior Health submitted policies sourced by Primerica representatives	319	4,175	988	831	1,016	697	nm	319	2,835	2,516	nm

LTV per approved policy (7)	$1,180	$1,069	$862	$820	$868	$(312)	-26.4%	$1,180	$850	$(329)	-27.9%
CAC per approved policy (7)	$1,287	$913	$875	$1,081	$905	$(382)	-29.7%	$1,287	$949	$(339)	-26.3%
LTV / CAC multiple	0.9	x	1.2	x	1.0	x	0.8	x	1.0	x	0.0	x	nm	0.9	x	0.9	x	0.0	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,713	$5,800	$5,788	$5,020	$5,412	$5,441	$5,494	$(294)	-5.1%	$17,300	$16,347	$(954)	-5.5%
Ceded premiums	(1,423)	(1,822)	(1,459)	(1,963)	(1,439)	(1,642)	(1,454)	5	0.4%	(4,704)	(4,535)	168	3.6%
Net premiums	4,290	3,978	4,328	3,057	3,973	3,799	4,040	(289)	-6.7%	12,596	11,811	(785)	-6.2%
Allocated net investment income	12,592	11,954	11,321	10,738	9,559	10,252	11,173	(148)	-1.3%	35,867	30,983	(4,884)	-13.6%
Commissions and fees:
Prepaid Legal Services	4,783	5,182	6,712	4,085	4,287	4,664	5,672	(1,040)	-15.5%	16,676	14,623	(2,053)	-12.3%
Auto and Homeowners Insurance	1,787	2,101	2,436	1,971	1,591	2,056	2,647	211	8.7%	6,324	6,294	(30)	-0.5%
Mortgage loans	4,960	6,061	6,719	6,598	4,818	3,128	2,103	(4,616)	-68.7%	17,740	10,049	(7,691)	-43.4%
Other sales commissions	2,041	2,291	2,129	2,307	1,932	2,103	2,090	(39)	-1.8%	6,461	6,124	(336)	-5.2%
Other, net	836	1,040	1,101	992	1,117	889	1,621	519	47.1%	2,977	3,626	649	21.8%
Adjusted operating revenues	31,288	32,607	34,746	29,746	27,276	26,890	29,345	(5,400)	-15.5%	98,641	83,511	(15,130)	-15.3%

Benefits and expenses:
Benefits and claims	4,826	5,859	3,728	4,443	4,166	4,280	3,937	209	5.6%	14,413	12,382	(2,031)	-14.1%
Amortization of DAC	246	264	347	203	255	247	427	80	23.0%	857	930	73	8.5%
Insurance commissions	299	306	320	246	282	290	283	(37)	-11.5%	925	855	(70)	-7.6%
Insurance expenses	1,391	1,327	1,367	1,257	1,237	1,132	1,081	(286)	-20.9%	4,086	3,449	(636)	-15.6%
Sales commissions	6,434	7,185	8,290	6,839	5,952	5,484	5,592	(2,698)	-32.5%	21,908	17,028	(4,881)	-22.3%
Interest expense	7,145	7,141	7,529	8,804	6,853	6,814	6,802	(727)	-9.7%	21,814	20,469	(1,345)	-6.2%
Adjusted other operating expenses	35,211	27,413	26,695	30,301	36,475	30,530	28,974	2,279	8.5%	89,319	95,978	6,658	7.5%
Adjusted benefits and expenses	55,551	49,495	48,277	52,093	55,219	48,777	47,096	(1,181)	-2.4%	153,323	151,092	(2,232)	-1.5%
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(21,887)	$(17,750)	$(4,219)	-31.2%	$(54,682)	$(67,581)	$(12,898)	-23.6%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2022
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$438,025	$438,025	$-	14.9%	13.5%

Fixed Income:
Treasury	37,367	38,241	(874)	1.3%	1.2%	1.13%	AAA
Government	224,086	250,211	(26,124)	7.6%	7.7%	2.90%	AA-
Tax-Exempt Municipal	31,351	37,606	(6,255)	1.1%	1.2%	2.70%	AA
Corporate	1,223,441	1,382,788	(159,348)	41.7%	42.5%	3.50%	BBB+
Mortgage Backed	424,518	490,003	(65,485)	14.5%	15.1%	2.89%	AAA
Asset Backed	139,013	154,274	(15,262)	4.7%	4.7%	3.22%	AA-
Cmbs	125,739	139,940	(14,201)	4.3%	4.3%	3.24%	AA-
Private	252,381	285,421	(33,040)	8.6%	8.8%	4.21%	BBB
Redeemable Preferred	3,811	4,248	(438)	0.1%	0.1%	5.27%	BBB
Total Fixed Income	2,461,707	2,782,733	(321,026)	83.9%	85.5%	3.34%	A

Equities and Other:
Perpetual Preferred	9,027	9,027	-	0.3%	0.3%
Common Stock	18,540	18,540	-	0.6%	0.6%
Mutual Fund	5,512	5,512	-	0.2%	0.2%
Total Equities	33,079	33,079	-	1.1%	1.0%

Total Invested Assets	$2,932,811	$3,253,837	$(321,026)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$153,134	$175,580	$(22,445)	12.5%	12.7%
Consumer Non Cyclical	132,635	150,780	(18,146)	10.8%	10.9%
Energy	125,082	141,091	(16,009)	10.2%	10.2%
Reits	116,103	135,552	(19,449)	9.5%	9.8%
Consumer Cyclical	103,890	117,668	(13,777)	8.5%	8.5%
Banking	93,436	99,909	(6,473)	7.6%	7.2%
Technology	93,221	103,042	(9,821)	7.6%	7.5%
Capital Goods	63,968	70,831	(6,863)	5.2%	5.1%
Basic Industry	60,211	69,669	(9,458)	4.9%	5.0%
Electric	56,327	62,660	(6,333)	4.6%	4.5%
Finance Companies	53,924	62,763	(8,839)	4.4%	4.5%
Transportation	53,620	59,705	(6,085)	4.4%	4.3%
Brokerage Assetmanagers Exchanges	45,149	51,689	(6,540)	3.7%	3.7%
Communications	44,789	49,663	(4,874)	3.7%	3.6%
Financial Other	8,532	9,582	(1,050)	0.7%	0.7%
Natural Gas	7,349	7,968	(619)	0.6%	0.6%
Industrial Other	5,914	6,925	(1,011)	0.5%	0.5%
Utility Other	4,465	5,387	(922)	0.4%	0.4%
Owned No Guarantee	1,693	2,325	(632)	0.1%	0.2%
Total Corporate portfolio	$1,223,441	$1,382,788	$(159,348)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$211,440	$213,180	$(1,740)	8.6%	7.7%	3.11%
1-2 Yrs.	230,905	237,861	(6,956)	9.4%	8.5%	3.70%
2-5 Yrs.	767,210	831,323	(64,113)	31.2%	29.9%	3.49%
5-10 Yrs.	783,875	924,914	(141,038)	31.8%	33.2%	3.30%
> 10 Yrs.	468,277	575,455	(107,178)	19.0%	20.7%	3.15%
Total Fixed Income	$2,461,707	$2,782,733	$(321,026)	100.0%	100.0%	3.34%

Duration

Fixed Income portfolio duration	4.8	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of September 30, 2022	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$597,966	21.5%
AA	308,333	11.1%
A	640,533	23.0%
BBB	1,116,851	40.1%
Below Investment Grade	76,395	2.7%
NA	42,654	1.5%
Total Fixed Income	$2,782,733	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,442	0.8%	AAA	$-	—
AA	68,570	5.0%	AA	5,316	1.9%
A	355,120	25.7%	A	64,780	22.7%
BBB	879,827	63.6%	BBB	212,211	74.4%
Below Investment Grade	67,653	4.9%	Below Investment Grade	3,115	1.1%
NA	176	0.0%	NA	-	—
Total Corporate	$1,382,788	100.0%	Total Private	$285,421	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$60,838	43.5%	AAA	$442,178	90.2%
AA	8,947	6.4%	AA	47,589	9.7%
A	70,155	50.1%	A	138	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	75	0.0%
NA	-	—	NA	23	0.0%
Total CMBS	$139,940	100.0%	Total Mortgage-Backed	$490,003	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$23,793	15.4%	AAA	$58,808	20.4%
AA	7,626	4.9%	AA	142,010	49.2%
A	69,865	45.3%	A	73,112	25.4%
BBB	8,412	5.5%	BBB	11,091	3.8%
Below Investment Grade	2,123	1.4%	Below Investment Grade	3,429	1.2%
NA	42,455	27.5%	NA	-	—
Total Asset-Backed	$154,274	100.0%	Total Treasury & Government	$288,451	100.0%

NAIC Designations

1	$1,322,263	53.6%
2	1,042,003	42.7%
3	82,659	3.3%
4	7,813	0.3%
5	691	0.0%
6	-	—
U.S. Insurer Fixed Income (2)	2,455,429	100.0%
Other (3)	360,382
Cash and cash equivalents	438,025
Total Invested Assets	$3,253,837

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,020	$20,155	$19,860	$20,328	$20,889	$22,414	$23,067	$3,207	16.1%
Fixed-maturity securities (held-to-maturity)	15,146	15,495	15,741	15,825	15,515	15,815	16,283	542	3.4%
Equity Securities	391	411	413	416	387	371	373	(40)	-9.7%
Deposit asset underlying 10% reinsurance treaty	1,368	1,238	987	785	589	485	557	(430)	-43.6%
Deposit asset - Mark to Market	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	572	-89.4%
Policy loans and other invested assets	231	98	289	401	102	58	436	147	51.0%
Cash & cash equivalents	119	156	96	85	125	498	1,714	1,618	n/m
Total investment income	36,483	37,383	36,746	36,940	35,508	38,387	42,362	5,616	15.3%
Investment expenses	1,284	1,353	1,004	1,114	1,088	1,288	1,733	729	72.6%
Interest Expense on Surplus Note	15,146	15,495	15,741	15,825	15,515	15,815	16,283	542	3.4%
Net investment income	$20,052	$20,535	$20,001	$20,001	$18,905	$21,284	$24,346	$4,345	21.7%
Fixed income book yield, end of period	3.30%	3.31%	3.23%	3.12%	3.18%	3.25%	3.34%
New money yield	1.72%	2.68%	2.21%	1.60%	3.37%	4.21%	3.93%

								YOY Q3
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.6%	16.5%	18.0%	18.7%	21.0%	22.0%	21.5%	3.5%
AA	12.2%	11.6%	11.0%	11.8%	11.2%	11.2%	11.1%	0.1%
A	23.0%	22.1%	23.6%	24.4%	23.7%	23.0%	23.0%	-0.6%
BBB	44.0%	45.5%	42.9%	40.8%	39.8%	39.6%	40.1%	-2.8%
Below Investment Grade	4.1%	4.2%	4.1%	3.5%	3.1%	2.8%	2.7%	-1.3%
NA	0.1%	0.1%	0.3%	0.8%	1.2%	1.3%	1.5%	1.2%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A-	A-	A	A	A	A	A

		As of September 30, 2022				As of September 30, 2022			As of September 30, 2022
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$14,733	$15,991	AAA	Canada	$92,375	$103,645	AAA	$1,996	$2,124
2	Province of Quebec Canada	14,271	14,935	A+	Australia	21,567	23,246	AA	7,650	7,671
3	Province of Ontario Canada	13,629	14,274	AA	Cayman Islands	17,828	18,971	A	10,618	12,409
4	Province of Alberta Canada	10,684	11,729	BBB+	United Kingdom	16,234	17,005	BBB	9,337	10,641
5	TC Energy Corp	10,356	11,320	BBB+	Japan	7,751	9,359	Below Investment Grade	2,792	3,429
6	Enbridge Inc	10,274	11,538	A	Bermuda	7,191	8,198	NA	—	—
7	Manulife Financial Corp	9,067	9,513	AA+	France	6,853	7,084	Total	$32,393	$36,275
8	Capital One Financial Corp	8,932	10,695	A	Ireland	6,042	7,571
9	Province of British Columbia Canada	8,869	10,579	BBB+	Mexico	5,437	5,463
10	Ontario Teachers' Pension Plan	8,507	10,205	AA+	Netherlands	5,289	5,450	Non-Government Investments (1)
11	ConocoPhillips	8,183	9,095	BBB	Brazil	4,696	4,825
12	Fairfax Financial Holdings Ltd	8,042	8,456	A	Israel	3,706	4,006	AAA	$2,882	$2,999
13	Kemper Corp	8,034	9,828	BBB-	Supranational	3,496	3,623	AA	2,396	2,537
14	Brookfield Asset Management Inc	7,832	9,519	AA	Switzerland	3,495	3,556	A	44,977	49,137
15	Western & Southern Mutual Holdings Co	7,767	7,871	A+	Luxembourg	3,410	3,500	BBB	139,962	153,597
16	City of Toronto Canada	7,736	8,008	AA	Emerging Markets (2)	12,028	14,385	Below Investment Grade	8,145	7,961
17	Province of Newfoundland and Labrador	7,703	8,032	A+	All Other	18,447	18,077	NA	5,091	5,458
18	Morgan Stanley	7,468	7,766	BBB+	Total	$235,846	$257,964	Total	$203,453	$221,689
19	Bunge Ltd	7,318	8,101	A
20	Province of New Brunswick Canada	7,208	7,370	BBB
21	General Mills Inc	7,102	7,716	AA+
22	Sammons Enterprises Inc	6,911	7,077	A-
23	Apple Inc	6,896	8,090	BBB
24	Realty Income Corp	6,823	7,890	BBB
25	Williams Cos Inc	6,753	7,443	A+
	Total	$221,100	$243,041

	% of total fixed income portfolio	7.5%	7.5%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2017	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022

Recruits	303,867	290,886	282,207	400,345	349,374	94,633	89,285	91,884	73,572	84,707	70,215	127,788

Life-insurance licensed sales force, beginning of period	116,827	126,121	130,736	130,522	134,907	134,907	132,030	132,041	130,023	129,515	130,206	132,149
New life-licensed representatives	48,535	48,041	44,739	48,106	39,622	10,833	10,112	9,381	9,296	9,983	11,529	12,518
Non-renewal and terminated representatives	(39,241)	(43,426)	(44,953)	(43,721)	(45,014)	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)	(10,354)
Life-insurance licensed sales force, end of period	126,121	130,736	130,522	134,907	129,515	132,030	132,041	130,023	129,515	130,206	132,149	134,313

Issued term life policies	312,799	301,589	287,809	352,868	323,855	82,667	90,071	75,914	75,203	71,324	76,946	71,104

Issued term life face amount	$95,635	$95,209	$93,994	$109,436	$108,521	$26,643	$29,981	$26,219	$25,678	$24,773	$27,651	$26,049

Term life face amount in force, beginning of period	$728,385	$763,831	$781,041	$808,262	$858,818	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438
Issued term life face amount	95,635	95,209	93,994	109,436	108,521	26,643	29,981	26,219	25,678	24,773	27,651	26,049
Terminated term life face amount	(65,958)	(70,291)	(71,519)	(60,848)	(64,798)	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)	(21,033)
Foreign currency impact, net	5,769	(7,708)	4,746	1,968	862	1,422	1,602	(2,480)	319	1,242	(3,547)	(6,669)
Term life face amount in force, end of period	$763,831	$781,041	$808,262	$858,818	$903,404	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785

Estimated annualized issued term life premium
Premium from new policies	$255.4	$250.8	$244.8	$303.6	$297.2	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3	$68.0
Additions and increases in premium	49.5	55.2	60.2	68.9	77.0	18.0	20.3	19.5	19.1	18.4	20.6	19.5
Total estimated annualized issued term life premium	$304.9	$306.0	$305.0	$372.5	$374.2	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9	$87.5

Investment & Savings product sales	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$11,703.2	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5

Investment & Savings average client asset values	$56,791	$61,842	$65,029	$69,709	$89,993	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320

Closed U.S. Mortgage Volume (brokered)	$—	$—	$31.1	$442.5	$1,229.2	$262.3	$298.6	$337.6	$330.8	$235.9	$152.7	$99.8

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